                                                                    EXHIBIT 10.3
                        DATED THIS 5th DAY OF JUNE 2001



                                    BETWEEN


                         NEPTUNE ORIENT LINES LIMITED


                                      AND


                      AMERICAN EAGLE TANKERS INC. LIMITED





                   ****************************************

                   SHAREHOLDER'S SUPPORT SERVICES AGREEMENT

                   ****************************************

                   SHAREHOLDER'S SUPPORT SERVICES AGREEMENT
                   ----------------------------------------


THIS AGREEMENT is made this 5th day of June 2001 by and between:

NEPTUNE ORIENT LINES LIMITED, a company organised and existing under the laws of Singapore and having its registered office at 456 Alexandra Road, #06-00 NOL Building, Singapore 119962 (hereinafter called "NOL") of the first part, and

AMERICAN EAGLE TANKERS INC. LIMITED, a company organised and existing under the laws of Bermuda and having its registered office at Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda (hereinafter called "AET") of the second part;

collectively referred to as the "Parties".

WHEREAS:

(A) As at the date of this Agreement, AET is a wholly owned crude oil transportation subsidiary of NOL and AET undertakes all of NOL's crude oil transportation business.

(B) AET intends to make an initial public offering of its common shares to investors internationally, including Singapore, directly or in the form of Singapore Depository Receipts Representing Shares;

(C) NOL is currently providing AET with certain administrative and operational services and has agreed to continue to provide AET with some of such services post AET listing on the terms and conditions of this Agreement.

(D)  The Parties wish to formalize their agreement in writing.

NOW THEREFORE for and in consideration of the mutual premises herein contained, and for such other valuable consideration the receipt and adequacy of which the Parties hereby acknowledge, IT IS HEREBY AGREED AS FOLLOWS:

(I)  SUPPORT SERVICES

     (1) Upon receipt by NOL of AET's written request post offering, NOL shall continue to provide AET with treasury, legal with corporate secretarial and marine insurance procurement services (the "Support Services") for a Term as defined hereinbelow at Clause (II).

(2) The parameters and scope of the Support Services to be provided are set out in Schedule A annexed hereto and forming an integral part of this Agreement (the "Service Requirements"). The Service Requirements shall be reviewed by the Parties on an annual basis for as long as the Term for the Support Services is current.

(3) If AET has requested the Support Services in the manner prescribed at sub-clause (1) above, AET shall pay to NOL the agreed sums for the Support Services as set out in Schedule B annexed hereto and forming an integral part of this Agreement (the "Cost of Services"). The Cost of Services shall be reviewed by the Parties on an annual basis for as long as the Tenn for the Support Services is current.

(4) Nothing in this Agreement shall prevent AET from requesting, and NOL from granting, such other services other than the Support Services provided herein as AET may require from time to time on terms to be mutually agreed between the Parties.

(II) TERM

     (1) The Initial Term for the treasury and legal with corporate secretarial functions forming part of the Support Services shall be a period of six
         (6) months from the date of AET's public offering. NOL hereby grants AET an option to continue with such services for a further period of six (6) months at the expiry of the Initial Term (the "Option Term") upon the terms and conditions of this Agreement but without further cost, irrespective of any change in NOL's shareholding in AET post listing, such Option to be exercised by way of a written notice to NOL not later than one (1) month before the expiry of the Initial Term.

     (2) The Initial Term for the marine insurance procurement services forming part of the Support Services shall be a period of twelve (12) months from the date of AET's public offering, with automatic renewals for successive twelve (12) month periods upon the terms and conditions of this Agreement save for any revision in the Cost of Services as stipulated in Clause I(3) above, irrespective of any change in NOL's shareholding.

(III)  COVENANTS

       (1) The Parties covenant with each other and agree that they will duly perform and observe their respective obligations in this Agreement and will act in good faith at all times.

       (2) NOL covenants that the Support Services to be provided under this Agreement shall be on performance standards no less favourable that the current levels of service AET currently enjoys in respect of the Support Services.

       (3) Service Requirements in respect of legal and corporate secretarial
           ------------------------------------------------------------------
functions:
----------
           (a) Negotiation of contracts for AET and its group of companies including vessel financings, loans, guarantees, corporate and commercial contracts,

           (b) Generally advising on legal aspects of AET's business with consultation with US and Bermuda counsel,

           (c) Administration of AET's SDR program in Singapore with consultation with Singapore counsel,

           (d) Corporate Secretarial functions for AET and its group of companies, including organizing and recording of AET's Board Minutes, maintaining an independent register of board members and minutes of meeting for AET, ensuring compliance with corporate governance of AET and the NOL group, liaison with Bermuda agents relating to statutory filings required in Bermuda, acting as AET's agent for the purpose of maintaining its branch office and complying with the Singapore statutory requirements and acting as Company Secretary to all AET's Singapore incorporated subsidiaries, ensuring regulatory compliance and maintaining statutory records for such subsidiaries,

           (e) Liaison with Singapore based treasury and marine insurance functions,

           (f) Liaison with all external counsels of AET on all matters including claims, whether by employees, unions or third parties (excluding insured claims),

           (g) Drafting such other legal documents or letters as may from time to time be required by AET,

           (h) All other legal functions currently being offered to AET at the date of this Agreement.

       (4) NO covenants that its marine insurance procurement services shall include the administration and negotiation of claims (including oil pollution claims) with cargo claimants, third parties and underwriters on behalf of AET, and in consultation with AET.

       (5) Full particulars of AET's fleet for which the marine insurance procurement services are to be provided as at the date of this Agreement are set out in Schedule C, it being agreed that the number of vessels in the said Schedule and their particulars may be varied, reduced or increased from time to time, without additional cost unless otherwise agreed.

(IV)   SUCCESSORS AND ASSIGNS

       (1) This Agreement shall bind the Parties and their respective successors in title and permitted assigns.

       (2) Neither Party may assign its rights or novate its rights and obligations under this Agreement to any other party except with the prior written consent of the other Party, such consent not to be unreasonably refused or delayed.

(V)    APPLICABLE LAW

       This Agreement shall be governed by the construed in accordance with the laws of Singapore. The Parties hereby irrevocably submit to the non-exclusive jurisdiction of the Courts of Singapore in all matters arising under this Agreement. Nothing herein shall be construed to prevent the Parties from taking action on any matter arising under this Agreement in any other jurisdiction.

(VI)   NOTICES

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                                       5

       Any notice or communication under this Agreement shall be in writing and shall be delivered personally, or by registered post, facsimile transmission, telex or cable to the addresses as may be designated in writing by one Party to the other from time to time.

(VII)  WAIVERS

       Any delay in exercising or omission to exercise any right power or remedy available to any Party upon any failure by the other Party to observe or perform any of its obligations under this Agreement shall not impair such right, power or remedy, or be construed as a waiver thereof, or as acquiescence in respect of any such failure and shall not affect or impair any right, power or remedy of that Party in respect of any other or later failure by the other Party Borrower.

(VII)  INVALIDITY OF ANY PROVISION

       Each provision contained in this Agreement shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality and enforceability of the remaining provisions nor the validity, legality and enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

AS WITNESS the hands of the respective Parties hereto the day and year first above written.


Signed By:                      )
                                )
                                )
for and on behalf of            )
NEPTUNE ORIENT LINES LIMITED    )
In the presence of:             )


Signed By:                      )

for and on behalf of            )
AMERICAN EAGLE TANKERS INC.     )
LIMITED                         )
in the presence of:             )

                                  SCHEDULE A

(1)  Service Requirements in respect of treasury functions forming part of the
     ----------------------------------------------------------------------
     Support Services:
     ----------------

    (a) Sourcing and negotiations of new vessel financings and/or working capital loans,

    (b) Administration of all existing vessel financings and/or working capital loans, including administration of AET payments, loan draw downs and interest fixings and communications to/from Lenders,

    (c) Foreign Currency exchange purchase and negotiations functions, including swaps and hedging functions,

    (d) Treasury functions related to the above,

    (e) All other treasury functions currently being offered to AET at the date of this Agreement.


(2)  Service Requirements in respect of marine insurance procurement functions
     -------------------------------------------------------------------------
     forming part of the Support Services:
     ------------------------------------

     (a) Sourcing and negotiation of types, quantum and policies of all forms of insurance to be provided, and premiums for AET's fleet of vessels,

     (b) Sourcing and negotiation with underwriters for the hull and machinery, war risks and related insurances,

     (c) Sourcing and negotiation with P&I clubs for the indemnity insurance and related insurances,

     (d) administration and negotiation of all claims (including oil pollution claims) with cargo claimants, third parties and underwriters on behalf of AET,

     (e) all marine insurance functions related to the above,

     (f) All other marine insurance functions currently being offered to AET at the date of this Agreement.

                                  SCHEDULE B

Cost of Support Services in Schedule A in accordance with the terms of the Agreement shall be US$500,000 per annum.

                                 SCHEDULE C

      Tanker             Dead-     Tonnage Hull   Year   Built     Ownership interest
                         weight       Type              Shipyard
--------------------------------------------------------------------------------------
      Eagle Atlanta      107,160  double-hulled  1999   Imabari     bareboat charter
                                                        (Japan)
--------------------------------------------------------------------------------------
      Eagle Anaheim      107,160  double-hulled  1999   Imabari     bareboat charter
                                                        (Japan)
--------------------------------------------------------------------------------------
      Eagle Augusta      105,345  double-hulled  1999   Samsung     bareboat charter
                                                        (Korea)
--------------------------------------------------------------------------------------
      Eagle Albany       107,160  double-hulled  1998   Imabari     bareboat charter
                                                        (Japan)
--------------------------------------------------------------------------------------
      Eagle Austin       105,426  double-hulled  1998   Samsung     bareboat charter
                                                        (Korea)
--------------------------------------------------------------------------------------
      Eagle Charlotte    107,169  double-hulled  1997   Imabari     bareboat charter
                                                        (Japan)
--------------------------------------------------------------------------------------
      Eagle Columbus     107,166  double-hulled  1997   Imabari     bareboat charter
                                                        (Japan)
--------------------------------------------------------------------------------------
      Eagle               99,343  double-hulled  1997   Samsung                   100%
      Birmingham                                        (Korea)
--------------------------------------------------------------------------------------
      Eagle Boston        99,328  double-hulled  1996   Samsung                   100%
                                                        (Korea)
--------------------------------------------------------------------------------------
      Eagle Baltimore     99,405  double-hulled  1996   Samsung                   100%
                                                        (Korea)
--------------------------------------------------------------------------------------
      Eagle Beaumont      99,448  double-hulled  1996   Samsung                   100%
                                                        (Korea)
--------------------------------------------------------------------------------------
      Eagle Otome         95,663  double-hulled  1994   Imabari                    65%
                                                        (Japan)
--------------------------------------------------------------------------------------
      Eagle Subaru        95,675  double-hulled  1994   Imabari                    65%
                                                        (Japan)
--------------------------------------------------------------------------------------
      Eagle Auriga       102,352  double-hulled  1993    Shin                      65%
                                                       Kurushima
                                                        (Japan)
--------------------------------------------------------------------------------------
      Eagle Corona        95,634  double-hulled  1993   Imabari                   100%
                                                        (Japan)
--------------------------------------------------------------------------------------
      Eagle Lyra          97,047  double-hulled  1993   Samsung     bareboat charter
                                                        (Korea)
--------------------------------------------------------------------------------------
      Eagle Carina        95,639  double-hulled  1992   Imabari                   100%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                      (Japan)
--------------------------------------------------------------------------------------
     Eagle Centaurus     95,644  double-hulled  1992  Imabari   100%
                                                      (Japan)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
     Eagle Memphis      104,385  double-sided   1987  Hyundai   100%
                                                      (Korea)
--------------------------------------------------------------------------------------
     Eagle Milwaukee    104,385  double-sided   1987  Hyundai   100%
                                                      (Korea)
--------------------------------------------------------------------------------------